UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 30, 2008

 DKR HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	52649	20-8408181
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
P.O. Box 681107 PO Box 681107 Park City, UT		84068
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (435) 658-1025

2549 Eastbluff Drive, Suite 215

Newport Beach, CA 92660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                     FORWARD LOOKING STATEMENTS

This  Form 8-K and other reports filed by Registrant from time to time with the Securities  and Exchange Commission (collectively the "Filings") contain or may contain forward  looking statements and information that are based upon beliefs of, and information  currently available to, Registrant's management as well as estimates and assumptions  made  by  Registrant's management.  When used in the filings  the  words "anticipate", "believe",  "estimate",  "expect",  "future", "intend", "plan" or the negative of these terms and similar expressions as they relate  to Registrant  or  Registrant's  management  identify  forward  looking statements.   Such  statements  reflect  the  current  view  of Registrant with respect  to future events and are subject to risks, uncertainties,  assumptions and other  factors  relating  to Registrant's industry, Registrant's operations and  results  of  operations  and  any  businesses  that  may  be  acquired  by Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove  incorrect,  actual  results may differ significantly  from those anticipated, believed, estimated, expected,  intended or planned.

Although Registrant  believes  that  the  expectations reflected in the forward looking statements are reasonable, Registrant  cannot guarantee future results, levels  of  activity,  performance  or achievements.   Except  as  required  by applicable law, including the securities  laws of the United States, Registrant does  not  intend to update any of the forward-looking  statements  to  conform these statements to actual results.

SECTION 1  - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry Into A Material Definitive Agreement.

On June 30, 2008 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated June 30, 2008 (the "Agreement"), American Fries of Utah, LLC. ("American Fries")  will  purchase  3,000  shares  (the "Shares") of DKR Holdings, Inc., a Delaware corporation (the "Company" or "Registrant"), common stock from Huong Tran, the sole shareholder, officer and  director  of  the Company, in a private  purchase  transaction.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01  Changes In Control Of Registrant.

Pursuant  to  the  terms  of  a Share Purchase  Agreement,  American Fries will  purchase 3,000 shares of the Company's  common  stock  from  Huong Tran,  the sole shareholder, officer and director of the Company. The total of 3,000 shares represents 100% of the Company's issued and outstanding common stock. On or before June 30, 2008, American Fries will pay a total of $40,000 in cash to Huong Tran, for her shares.  American Fries will become the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended. As part of the Acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers will occur on June 30, 2008 (the "Closing Date," as defined in the Agreement):

-     Huong Tran will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective June 30, 2008.

-     Gerald Bush will be appointed as the Company’s Chief Executive Officer and Chief Financial Officer as of June 30, 2008.

-     Khanh Nguyen will be appointed as the Company's President and Chief Operating Officer as of June 30, 2008.

-     Huong Tran will resign as the Director of the Company as of June 30, 2008.

-     Gerald Bush will be appointed as the Director of the Company as of June 30, 2008.

In connection with this change in control, effective June 30, 2008, the Company's new address will be at P.O. Box 681107 Park City, UT 84068-1107.  The Company’s phone number will be (435) 658-1025.

Item 5.02  Departure of Directors or  Principal  Officers;  Election  Of Directors; Appointment Of Principal Officers;  Compensatory Arrangements of Certain Officers

Huong Tran resigned as the Company's Director effective June 30, 2008. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Huong Tran resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective June 30, 2008.

Gerald Bush was appointed as the Company's Director as of June 30, 2008.

Gerald Bush was appointed as the Company's Chief Executive Officer and Chief Financial Officer as of June 30, 2008.

Khanh Nguyen was appointed as the Company's President and Chief Operating Officer as of June 30, 2008.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statement And Exhibits.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

10.1     Share  Purchase Agreement dated as of June 30, 2008 between Huong Tran and American Fries of Utah, LLC.

 17.1     Resignation from Huong Tran dated June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DKR HOLDINGS, INC.

By: /s/ Huong Tran___________

Huong Tran

President

Dated: June 30, 2008

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT
10.1	Share Purchase Agreement dated June 30, 2008 by and between Huong Tran and American Fries of Utah, LLC.
17.1	Resignation from Huong Tran dated June 30, 2008